Going Concern	12 Months Ended
Dec. 31, 2024
Going Concern [Abstract]
Going Concern
3.	Going Concern:

At December 31, 2024, the Company had a working capital deficit of $9,755 which included an amount of $6,652 relating to pre-collected revenue and is included in Unearned revenue in the accompanying consolidated balance sheets. This amount represents a current liability that does not require future cash settlement. For the year ended December 31, 2024 the Company realized net income of $5,034 and generated cash flow from operations of $17,322. In addition, as of the date of issuance of these financial statements and for the next 12 months, the Company had contractual commitments for the newbuilding mega yacht M/Y Sanlorenzo “1150Exp” with hull number 158 (the “Newbuilding Yacht”) it had contracted to acquire (see Note 5 and 9) of Euro 6,500 or $7,150. Furthermore, the Company has additional contractual obligations to the Seller of the Newbuilding Yacht amounting to $17,654, up to December 31, 2026, depending on the Company’s cash surplus (see Note 5).

In the Company’s opinion, the Company will be able to finance its working capital deficit in the next 12 months with cash on hand and operational cash flow and hence the Company believes it has the ability to continue as a going concern and finance its obligations as they come due via cash from operations over the next twelve months following the date of the issuance of these financial statements. Consequently, the consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.